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                                                                   EXHIBIT 10.2


                              AMENDED AND RESTATED

                              DHA SUPPLY AGREEMENT




                                     between



                                 PROTARGA, INC.

                                       and

                         MARTEK BIOSCIENCES CORPORATION



* Confidential treatment requested: material has been omitted and filed separately with the Commission.

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                                TABLE OF CONTENTS

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ARTICLE 1:        DEFINITIONS .......................................................................1

ARTICLE 2:        TERM ..............................................................................3

ARTICLE 3:        LICENSE; PATENT PROSECUTION AND ENFORCEMENT .......................................3

3.01      LICENSE GRANT..............................................................................3
3.02      PATENT APPLICATIONS........................................................................3
3.03      INFRINGEMENT NOTICE........................................................................4
3.04      INFRINGEMENT ACTIONS.......................................................................4

ARTICLE 4:        MANUFACTURE OF MDHA AND DHASCO ....................................................4

4.01      MDHA SPECIFICATIONS .......................................................................4
4.02      INTENDED USE ..............................................................................4
4.03      MINIMUM PURCHASE ..........................................................................5

ARTICLE 5:        FORECASTS, ORDERS, PRICING AND PAYMENT ............................................5

5.01      MDHA FORECASTS ............................................................................5
5.02      ORDERS AND FULFILLMENT ....................................................................5
5.03      MDHA PRICING ..............................................................................6
5.04      DHASCO PRICING ............................................................................7
5.05      CREDIT ....................................................................................7
5.06      BILLING AND PAYMENT .......................................................................7

ARTICLE 6:        FULL COMPENSATION .................................................................7

ARTICLE 7:        REGULATORY AFFAIRS ................................................................8

7.01      INTENT ....................................................................................8
7.02      SPECIFICS .................................................................................8
7.03      FACILITIES AND INSPECTIONS ................................................................8

ARTICLE 8:        MANUFACTURING PROCEDURES ..........................................................9

8.01      MDHA AND DHASCO ...........................................................................9
8.02      MDHA MANUFACTURING CHANGES ................................................................9
8.03      INVENTORY/SHIPMENT ........................................................................9
8.04      INTERRUPTION OF SUPPLY ....................................................................9

ARTICLE 9:        QUALITY ASSURANCE.................................................................12

9.01      QUALITY ASSURANCE ASSAYS .................................................................12
9.02      MARTEK TESTING ...........................................................................12
9.03      PROTARGA TESTING .........................................................................12
9.04      DIFFERENCES ..............................................................................12

ARTICLE 10:       NON-COMPETITION ..................................................................13

ARTICLE 11:       PROPRIETARY RIGHTS................................................................13

11.01     PROPRIETARY RIGHTS .......................................................................13
11.02     CONFIDENTIALITY ..........................................................................13


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11.03     TRADE MARKS ..............................................................................15
11.04     DISCLOSURE................................................................................15

ARTICLE 12:       LICENSING ........................................................................15

ARTICLE 13:       SUB-CONTRACTING ..................................................................16

ARTICLE 14:       TERMINATION ......................................................................16

14.01     AUTOMATIC RENEWAL ........................................................................16
14.02     EFFECT OF TERMINATION ....................................................................16
14.03     MUTUAL TERMINATION RIGHTS ................................................................17
14.04     TERMINATION IN CASE OF INFRINGEMENT ......................................................18

ARTICLE 15:       REPRESENTATIONS AND WARRANTIES....................................................18

15.01     MARTEK REPRESENTATIONS AND WARRANTIES ....................................................18
15.02     PROTARGA REPRESENTATIONS AND WARRANTIES ..................................................19

ARTICLE 16:       INDEMNIFICATION AND INSURANCE ....................................................20

16.01     MARTEK INDEMNITY .........................................................................20
16.02     PROTARGA INDEMNITY .......................................................................20
16.03     THIRD PARTY CLAIMS .......................................................................20
16.04     ASSISTANCE WITH CLAIMS ...................................................................21
16.05     INSURANCE  ...............................................................................21

ARTICLE 17:       LIMITATION OF LIABILITY ..........................................................21

17.01     LIMITATION OF LIABILITY ..................................................................21
17.02     MAXIMUM AGGREGATE LIABILITY ..............................................................22
17.03     ACKNOWLEDGMENT ...........................................................................22

ARTICLE 18:       REPORTS AND RECORDS...............................................................23

18.01     NOTICE OF CERTAIN EVENTS .................................................................23
18.02     QUALITY CONTROL RECORDS ..................................................................23

ARTICLE 19:       RELATIONSHIP OF PARTIES ..........................................................23

ARTICLE 20:       BREACHES, CURE PERIODS AND REMEDIES ..............................................23

ARTICLE 21:       NEW DHA PRODUCT ..................................................................24

ARTICLE 22:       TERMINATION OF DOPREXIN SUPPLY AGREEMENT AND RELEASES BY THE PARTIES..............25

22.01     DOPREXIN SUPPLY AGREEMENT ................................................................25
22.02     MARTEK RELEASE............................................................................25
22.03     PROTARGA RELEASE..........................................................................25

ARTICLE 23.       ASSIGNMENT........................................................................26

ARTICLE 24:       ENTIRE AGREEMENT .................................................................26

ARTICLE 25:       AMENDMENT AND WAIVER .............................................................26


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ARTICLE 26:       APPLICABLE LAW AND SEVERABILITY...................................................26

ARTICLE 27:       FORCE MAJEURE ....................................................................27

ARTICLE 28:       NOTICES ..........................................................................27

ARTICLE 29:       FURTHER ASSURANCES ...............................................................28

ARTICLE 30:       HEADINGS AND COUNTERPARTS ........................................................28

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This Amended and Restated DHA Supply Agreement ("Agreement") is made as of the
15TH day of NOVEMBER, 1999 (the "Effective Date") between Protarga, Inc., a Delaware corporation ("Protarga"), and Martek Biosciences Corporation, a Delaware corporation ("Martek").

WHEREAS Protarga is developing pharmaceutical compounds that incorporate DHA and Martek manufactures DHA;

WHEREAS, Protarga and Martek entered into an agreement on January 19, 1995 concerning the supply of Doprexin (the "Doprexin Supply Agreement"). However, the parties have agreed to amend and restate the DHA Supply Agreement entered into by the parties on January 19, 1995 to now incorporate certain provisions from the Doprexin Supply Agreement. The parties mutually agree that the Doprexin Supply Agreement is terminated as of the date set forth above.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1: DEFINITIONS

When used hereinafter, the following terms, used with initial capital letters, shall have the following respective meanings and the singular shall include the plural and vice-versa:

1.01 "Affiliate" shall mean any individual, trust, business trust, joint venture, partnership, corporation, association, or any other entity which (directly or indirectly) is controlled by, controls or is under common control with a party. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any party, shall mean the possession (directly or indirectly) of the power to direct or cause the direction of the management or policies of such party.

1.02 "Consumer Price Index" or "CPI" shall mean the Consumer Price Index For Wage Earners and Clerical Workers for the City of Boston, published by the Bureau of Labor Statistics of the United States Department of Labor, or any index which may in the future be substituted by the U.S. government in the place of said CPI.

1.03 "DHA" shall mean cis-4,7,10,13,16,19-docosahexaenoic acid.

1.04 "DHA Conjugate" shall mean a chemical entity comprising DHA linked to another molecule.


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1.05 "DHASCO" shall mean Martek's tryglyceride oil product of which [*]
percent ([*]%) to [*] percent ([*]%) is DHA and which is not further purified to comply with the Specifications for MDHA set forth in Exhibit A.

1.06 "Doprexin" shall mean N-cis-4,7,10,13,16,19-docosahexaenoyl-3-hydroxytyramine.

1.07 "Licensed Patents" shall mean the Martek proprietary patents and patent applications as listed on Exhibit D and any future patents relating to DHA that may issue to Martek. The patents and patent applications may be amended by Martek at its sole discretion from time to time.

1.08 "Licensed Technology" shall mean the know-how and technology related to DHA which is proprietary to Martek and is not covered by the Licensed Patents.

1.09 "Licensee" shall mean any individual, trust, business trust, joint venture, partnership, corporation, association, or any other entity, other than Protarga and Martek, which (directly or indirectly) is licensed by a party to practice% such party's technology or know-how or is licensed by a party to practice claims in any pending or issued patent owned by, assigned to or licensed by such party.

1.10 "Martek" shall mean Martek and its Affiliates.

1.11 "Martek DMF" shall mean the drug master file ("DMF") established by Martek, of which Martek is the sole owner, to cover the manufacture of MDHA or DHASCO, as applicable, for use in the synthesis of DHA Conjugates.

1.12 "Martek Field" shall mean the manufacture, using microalgae of DHA for any purpose including without limitation the manufacture, using microalgae, of DHA for synthesis of compounds coupled to DHA, including Doprexin, analogs and derivatives thereof, in so far as such activity is covered in whole or in part by one or more claims in the Licensed Patents as set forth in EXHIBIT D.

1.13 "MDHA" shall mean a DHA product which consists of [*] percent to [*] percent ([*]% - [*]%) DHA as determined by [*].

1.14 "Protarga" shall mean Protarga and its Affiliates.

1.15 "Protarga Field" shall mean the synthesis and use of pharmaceutical agents coupled to DHA, including Doprexin, analogs and derivatives thereof, in so far as such


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activity is covered in whole or in part by one or more claims in (a) one or more of Protarga's patents, regardless of when obtained, and (b) one or more patents pending at the time this Agreement is executed, all of which are shown on Exhibit D, which shall be updated by Protarga as additional patents are obtained. The Protarga Field does not include the manufacture of DHA as described in Section 1.12.

1.16 "New DHA Product" shall mean a DHA product which consists of greater than [*] percent ([*]%) DHA as determined by [*].

1.17 "Specifications" shall mean the specifications for the manufacture of MDHA and/or DHASCO, as applicable, as agreed upon by the parties in writing from time to time which shall be set forth on Exhibit A.

1.18 "Substantial Compliance" shall mean a form or manner of performance that a reasonable person, familiar with the food and drug industry and relevant regulatory standards, would anticipate as necessary to prevent (a) receipt of an FDA warning letter or equivalent governmental correspondence that threatens civil and/or criminal liability, (b) product recalls or seizures, (c) governmental injunctions against a company, and (d) governmental withdrawal of product approvals or approval related to human clinical testing. Martek shall be deemed to be in Substantial Compliance under this Agreement so long as Martek manufactures MDHA and/or DHASCO used to produce MDHA [*] Food and Drug Administration ("FDA") [*]. Martek shall have no obligation to manufacture MDHA and/or DHASCO used to produce MDHA [*].

ARTICLE 2: TERM

The term of this Agreement ("Term") shall be ten (10) years from the Effective Date.

ARTICLE 3: LICENSE; PATENT PROSECUTION AND ENFORCEMENT

         3.01     LICENSE GRANT

Subject to the terms and conditions of this Agreement, Martek grants Protarga a non-exclusive, non-transferable license under the Licensed Patents and the Licensed Technology during the term of this Agreement to use DHASCO and/or MDHA used and/or manufactured under the Licensed Patents and/or using the Licensed Technology



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solely for the purpose of making and using a DHA Conjugate. Protarga shall have the right to sublicense the rights it has been granted in this Section only to its Licensees for the limited purpose of making and using a DHA Conjugate. No other rights to sublicense are granted.

         3.02     PATENT APPLICATIONS

Martek shall have the sole right to file, prosecute, and maintain all of the Licensed Patents in any and all jurisdictions covering the inventions that are the property of Martek and shall have the right to determine whether or not, and where, to file a patent application, to abandon the prosecution of any patent or patent application, or to discontinue the maintenance of any patent or patent applications. Martek shall exercise all reasonable efforts in this regard. Martek agrees to keep Protarga informed from time to time of the course of such patent prosecution upon written request by Protarga. Protarga shall treat the contents of each Martek patent application as Confidential Information for purposes of Section 10 hereof until the contents of an application become public information.

         3.03     INFRINGEMENT NOTICE

Protarga shall notify Martek promptly in writing of any infringement or misappropriation of any Licensed Patent, Licensed Technology or other proprietary right of Martek regarding the making and using of DHA Conjugates which becomes known to Protarga.

         3.04     INFRINGEMENT ACTIONS

If Martek receives notice from Protarga of infringement or misappropriation of any Licensed Patent, Licensed Technology or other Martek proprietary right regarding the making and using of DHA Conjugates under Section 3.03, Martek shall have the sole right to institute and control any action against a third party. Protarga agrees to cooperate with Martek in all respects, to have any of Protarga's employees testify when reasonably requested by Martek, and to make available any records, papers, information, specimens and the like.

ARTICLE 4: MANUFACTURE OF MDHA AND DHASCO

         4.01     MDHA SPECIFICATIONS

Martek and its Licensees shall manufacture MDHA and/or DHASCO that meets or exceeds the Specifications defined in Exhibit A, in Substantial Compliance with [*] and such manufacturing, quality control, safety and handling procedures and standards as may be mutually agreed upon in writing by the parties (the "Manufacturing



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Standards"). Notwithstanding the foregoing, Martek shall not be required to manufacture in compliance with [*] any MDHA ordered by Protarga during the first six (6) months following the Effective Date.

         4.02     INTENDED USE

MDHA and DHASCO are intended for use in the synthesis of DHA Conjugates for laboratory, animal, pre-clinical and clinical development and for commercial human use, when and if approved by the FDA and (if applicable) by foreign governmental authorities. Protarga acknowledges and agrees that it shall use the MDHA and/or DHASCO solely for the purpose of developing and producing DHA Conjugates.

         4.03     MINIMUM PURCHASE

Provided that a Supply Interruption as defined in Section 8.04 has not occurred, Protarga shall have the obligation to purchase from Martek each year at least fifty (50) percent by weight of the MDHA (or an equivalent amount of DHA in the form of DHASCO) purchased by Protarga from all sources during such year for use in making DHA Conjugates to be sold in the United States, at the prices specified in this Agreement. Protarga and its Licensees shall provide Martek the opportunity to bid on the balance of the MDHA purchased by Protarga each year, but Protarga shall have no obligation to accept such bids.

ARTICLE 5: FORECASTS, ORDERS, PRICING AND PAYMENT

         5.01     MDHA FORECASTS

5.01.01 FORECAST. By the fifteenth day of the first month of each calendar quarter of each year, Protarga shall furnish to Martek a written forecast of the projected weight of MDHA and/or DHASCO which Protarga expects to order during such quarter and each of the three (3) next following calendar quarters on a rolling basis (a "Forecast"). Each Forecast shall update any prior Forecasts with respect to the first three calendar quarters covered thereby. Each Forecast shall not be a firm Order for supply of MDHA and/or DHASCO, but shall reflect Protarga's then-current good faith estimate of quantities of MDHA and/or DHASCO which are expected to be ordered during the periods in question. The aggregate amount of MDHA and/or DHASCO indicated for the fourth quarter of Protarga's Forecasts shall represent the Quarterly Target for that quarter as referenced in
Section 8.04.

5.01.02 EXAMPLE. For example, if Protarga were to submit Forecasts on July 1, 1997 that projected quantities of 100, 200, 300 and 400 Kg. for the quarters
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10.1.97, 1.1.98 and 4.1.98, respectively, then 400 Kg. would be the Quarterly
Target for the quarter beginning April 1, 1998, even if Forecasts subsequent to July 1997 updated the projection for such quarter.

         5.02     ORDERS AND FULFILLMENT

5.02.01 ORDERS. An order shall be considered placed when Protarga has communicated to Martek and Martek has received, in written form, a description of the quantity of MDHA and/or DHASCO to be supplied by Martek together with a purchase order number (an "Order"). All orders for MDHA must specify a minimum quantity of one (1) kilogram of MDHA, and all orders for DHASCO must specify a minimum quantity of one (1) kilogram of DHASCO. Facsimile transmission of such Orders and Confirmations may be employed.

5.02.02 DEVELOPMENT PHASE ORDERS. The "Development Phase" is defined as the period prior to receiving FDA regulatory approval as a drug for human use of DHA Conjugates. The "Marketing Phase" is defined as the period beginning upon FDA approval of DHA Conjugates for humanu se and continuing during the term of this Agreement. During the Development Phase, Martek shall supply quantities of MDHA as ordered by Protarga from time to time to support pre-clinical and clinical development activities, subject to Section 8.04. During the Development Phase, Martek shall fulfill such Orders for 1 Kg. and up to and including [*] Kg. within 120 days of receiving an Order; Orders for more than [*] Kg. shall be fulfilled within 180 days of receiving an Order.

5.02.03 MARKETING PHASE ORDERS. During the Marketing Phase (or earlier at the option of Protarga), Protarga shall provide Martek at the beginning of each calendar quarter or more frequently with an Order to be fulfilled by Martek, which shall be fulfilled within 180 days after receipt by Martek of the Order.

5.02.04 CERTIFICATE OF ANALYSIS. Martek shall provide a Certificate of Analysis to Protarga, similar to that set forth in Exhibit C, with each delivery of an Order to Protarga.

5.02.05 FULFILLMENT. Orders shall be considered fulfilled when Martek has delivered a lot of final packaged MDHA and/or DHASCO that has passed all quality assurance tests into inventory at Martek ready for shipment as directed by Protarga, and Protarga has received a Certificate of Analysis and a sample of the lot for quality assurance testing. If a lot is rejected by Protarga pursuant to Section 9.03 prior to making payment, Protarga may withhold payment on such lot until it is replaced, the differences in results are resolved pursuant to
Section 9.04, or the parties otherwise agree upon a course of action.



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         5.03     MDHA PRICING

The Base Prices for MDHA are shown in Exhibit B. For each calendar year, the Actual Price (A) charged by Martek for a given annual weight of MDHA shall be the Base Price (B) for that weight of MDHA adjusted for the Consumer Price Index
(C), as defined in the equation:

                                   A = B x C/D

The Consumer Price Index C shall be determined as of January 1 of such year, and the reference Consumer Price Index D, shall be determined as of January 1 preceding the Effective Date of this Agreement.

         5.04     DHASCO PRICING

The prices charged by Martek for DHASCO shall be equal to Martek's catalog prices, shall take into account volume discounts and shall be subject to Section 5.05(b) below.

         5.05     CREDIT

Martek shall provide Protarga with a credit in an aggregate amount equal to [*] dollars ($[*]) (the "Credit") which may be used by Protarga for the purchase of the following:

         (a) MDHA. Protarga may apply the Credit against the price, as calculated in accordance with Section 5.03 for future purchases of MDHA in excess of [*] dollars U.S. ($[*]) per each gram of MDHA and such Credit shall not be applicable to the first [*] dollars U.S. ($[*]) of the purchase price for each gram of MDHA which Protarga shall purchase from Martek; and

         (b) DHASCO AND MARTEK'S OTHER PRODUCTS. Protarga may also apply the Credit to their purchases of DHASCO and Martek's other products (the "Products"), at the rate of [*] percent ([*]%) of the catalogue prices or otherwise published prices for such Products, taking into account volume discounts, and such Credit shall not be applicable to the remaining [*] percent ([*]%) of the catalogue prices or otherwise published prices for such Products.

         (c) Portions of the purchase prices for MDHA and the Products to which the Credit described in this Section 5.05 is not applicable shall be paid to Martek by Protarga in cash.




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         5.06     BILLING AND PAYMENT

Martek shall provide Protarga (and/or its Licensees) with invoices for each Order it fulfills. Protarga (and/or its Licensees) shall pay the amount indicated by such invoice, less any applicable Credit taken, within 30 days from receipt, failing which a one (1) percent interest charge per month will be assessed and payable.

ARTICLE 6: FULL COMPENSATION

The Actual Prices billed under this Agreement shall represent full and complete compensation to Martek for all materials, services, data, licenses and obligations provided in connection with this Agreement by Martek to Protarga and its Licensees, including, but not limited to, all research, development, manufacturing, purification, filling, packaging, quality assurance, facilities, management, raw materials, employee, insurance, regulatory affairs, accounting, professional and other costs and expenses incurred by Martek in connection therewith, excepting such additional compensation to Martek as is agreed upon in writing by the parties or as is explicitly described in Section 9.02, when and if such an obligation for additional compensation is incurred by Protarga.

ARTICLE 7: REGULATORY AFFAIRS

         7.01     INTENT

The parties intend to coordinate their regulatory affairs activities, as may be necessary to facilitate development of DHA Conjugates consistent with FDA requirements; provided, however, that Martek shall not be obligated to comply with any [*] with respect to Martek's manufacture of MDHA.

         7.02     SPECIFICS

Protarga shall be responsible for documents pertaining to the manufacture, purification and quality assurance of DHA Conjugates. Martek shall obtain and maintain a Martek DMF (drug master file as defined in Article 1) for MDHA and DHASCO, if applicable, as may be necessary for Protarga to obtain FDA approval of DHA Conjugates. Martek shall authorize Protarga to reference the Martek DMF for purposes related to this Agreement. Protarga shall own, prepare and file INDs, NDAs and other regulatory documents submitted solely in its name relating to DHA Conjugates, which may incorporate by reference information provided to FDA by Martek.



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         7.03     FACILITIES AND INSPECTIONS

Martek shall allow Protarga and its Licensees, as well as governmental agencies and authorized representatives thereof, to inspect and/or audit the facilities, procedures, processes and records employed by Martek and those of its sub-contractors in the manufacture, processing, purification, testing and storage of MDHA, by the specific process used to manufacture such compound, during regular business hours and on reasonable notice to Martek. Notwithstanding the foregoing, such inspections and/or audits shall be conducted in a manner that does not require disclosure to Protarga of any trade secrets or confidential information of Martek to the maximum extent feasible while still providing the necessary assistance to each Purchaser to facilitate such Purchaser's Substantial Compliance with pertinent acts, regulations and guidelines promulgated by government agencies including the U.S. Food and Drug Administration. Any such inspection by Protarga or its Licensees shall not relieve Martek of its obligation to manufacture according to the requirements of this Agreement.

ARTICLE 8: MANUFACTURING PROCEDURES

         8.01     MDHA AND DHASCO

Martek shall manufacture, purify, test, fill, package and store MDHA and DHASCO, as applicable, as summarized in Exhibit A.

         8.02     MDHA MANUFACTURING CHANGES

Martek shall manufacture MDHA and DHASCO using methods and procedures of its choice. Martek shall not be responsible for notifying the FDA of any manufacturing changes, except as part of its Martek DMF submissions, if applicable.

         8.03     INVENTORY/SHIPMENT

Martek shall inventory MDHA and DHASCO manufactured under this Agreement under appropriate storage conditions until it is shipped as requested by Protarga or its Licensees. All prices in this Agreement are F.O.B. Baltimore. Protarga and its Licensees shall pay transportation and insurance expenses once the MDHA and/or DHASCO has been delivered to such overnight delivery service or another carrier and a written confirmation of acceptance has been issued by such carrier. Protarga or its Licensees shall be solely responsible for the storage and maintenance of the MDHA and/or DHASCO once it has been delivered to them by
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         8.04     INTERRUPTION OF SUPPLY

8.04.01 SUPPLY INTERRUPTION. The parties have made provision for the continuance of supply following an interruption in supply of MDHA by Martek as follows. If Martek fails to ship any Order within sixty (60) days of a due date (as defined in Section 5.02) or if Martek serves notice of termination of this Agreement, then "Supply Interruption" shall have occurred. Notwithstanding the preceding sentence, a Supply Interruption shall not be deemed to have occurred, and the Technology Transfer described below shall not occur without the written consent of the parties, if any one of the following exceptions to a Supply Interruption has occurred:

         (a) the quantity of MDHA so ordered plus the quantities previously ordered within the calendar quarter in which such Order was placed is more than the Quarterly Target for such quarter, and Martek has fulfilled or shall timely fulfill such previously ordered MDHA at least equal to the Quarterly Target;

         (b) a material failure by Protarga or its Licensees to fulfill their obligations as set forth in this Agreement;

         (c) expiration of this Agreement without renewal;

         (d) Martek terminates this Agreement in accordance with Section 14.03;

         (e) occurrence of any delay or failure for reasons identified in
         Article 27; or

         (f) Protarga fails to be in Substantial Compliance with FDA or other governmental regulations related to product safety or efficacy of a DHA Conjugate.

8.04.02 TECHNOLOGY TRANSFER. If a Supply Interruption occurs, then within 60 days following written notice from Protarga to Martek that a Supply Interruption has occurred ("Notice of Supply Interruption"), Protarga shall have the option to initiate a Technology Transfer (defined below) from Martek by providing Martek with a written notice that it is initiating a Technology Transfer ("Notice of Technology Transfer"), and Martek shall, within 60 days thereafter, subject to all of the terms and conditions of this Agreement, grant to Protarga, its sub-contractors or Licensees, the limited, restricted, non-exclusive, non-transferable right and license, for the duration of the Technology Transfer Period, (i) to access and use the Martek DMF, (ii) to produce or have produced MDHA from DHASCO solely for the purpose of manufacturing DHA Conjugates, but not to produce DHASCO for any purpose, under the Licensed Patents and Licensed Technology, and (iii) to use Martek's proprietary data, methods, procedures, and know-how, including all manufacturing, purification, testing, storage, filling,
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information necessary for the manufacture of MDHA from DHASCO, but not to produce DHASCO for any purpose, now used by Martek or hereafter developed by Martek solely to produce MDHA for the purpose of manufacturing DHA Conjugates ("Technology Transfer"), PROVIDED, however, that Protarga shall obtain Martek's prior written approval, which shall not be unreasonably withheld, of any and all subcontractors or Licensees of Protarga that will have access to Martek's proprietary data, methods, procedures, and know-how, and PROVIDED FURTHER that Protarga shall obtain from all such subcontractors and Licensees their written agreement to be bound by and subject to the confidentiality provisions of
Article 11 hereof.

Martek shall fully cooperate with such Technology Transfer and shall reasonably allow Protarga, its consultants, sub-contractors and Licensees that are approved in advance by Martek (which approval shall not be unreasonably withheld) to inspect Martek facilities or those of its sub-contractors, subject to any restrictions of such other parties, and shall provide Protarga with authority to access and copy all manufacturing, purification, testing, storage, filling, packaging, regulatory and other information necessary for the manufacture of MDHA from DHASCO solely for the purpose of manufacturing DHA Conjugates, but not to produce DHASCO for any purpose, by Protarga as contemplated under this Agreement.

8.04.03 TIME LIMITATION ON TECHNOLOGY TRANSFER. Notwithstanding the provisions of Section 8.04.02 and unless Martek consents in writing to other arrangements, the Technology Transfer as it applies to the manufacture of MDHA shall only occur if, when the Notice of Technology Transfer is provided to Martek, Protarga provides Martek with a written notice that, as of the time of the notice, there is no Qualified Supplier (defined below) available to Protarga which will not cause Protarga or its Licensees any delay in obtaining MDHA in excess of one hundred twenty (120) days or any increase in costs of purchasing MDHA of [*] percent ([*]%) or more (a "Dependency Notice"). The use by Protarga, its sub-contractors or Licensees of any technology transferred regarding the manufacture of MDHA shall only be permitted for such reasonable period of time until Protarga is able to receive from a Qualified Supplier sufficient quantities of MDHA of a quality no lower than the quality of MDHA used or produced by Martek immediately prior to Supply Interruption, and at a cost to Protarga no more than [*] percent ([*]%) higher than the Martek prices for MDHA as stated in Exhibit B, and until the FDA has approved an application or other request pertaining to the use of such material from such Qualified Supplier. Such period of time shall be termed the "Technology Transfer Period".

If the duration of the Technology Transfer Period exceeds one year, Protarga shall provide Martek with an additional Dependency Notice if the same conditions are satisfied at the end of the first year and subsequent one year periods, if
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As used in this Section 8.04.03, a "Qualified Supplier" is defined as a U.S.
supplier of MDHA, that, prior to the Dependency Notice, has produced MDHA that meets or exceeds the Specifications for MDHA as defined in EXHIBIT A. A "Qualified Supplier" may include but is not limited to Martek, provided that Martek's Base Price is the same as it was prior to the Technology Transfer and provided that Martek reimburses Protarga for reasonable costs of manufacturing MDHA during such Technology Transfer in excess of what it would have cost Protarga to purchase MDHA pursuant to this Agreement in the absence of a Supply Interruption.

8.04.04 MANUFACTURE BY PROTARGA. During the Technology Transfer Period, Protarga shall have the option to manufacture or have manufactured some or all of its requirements for MDHA, solely for the purpose of manufacturing DHA Conjugates ("Manufacturing Option"). When and if Protarga exercises such Manufacturing Option, Protarga and its Licensees shall no longer have any obligation to purchase from Martek 50% of the MDHA purchased by Protarga and the provisions of
Section 4.03 shall no longer have any force or effect, and Martek shall have no further obligation or liability for providing MDHA.

8.04.05 RESTRICTIONS ON SALE AND USE. When and if Protarga exercises its Manufacturing Option, Protarga and its Licensees shall not sell MDHA as licensed herein to any third party or use it for any purpose other than with respect to the manufacture of DHA Conjugates.

ARTICLE 9: QUALITY ASSURANCE

         9.01     QUALITY ASSURANCE ASSAYS

The parties contemplate that the number, type and frequency of assays to be conducted on MDHA by Martek will evolve commensurate with regulatory requirements and the stage of development of the Protarga programs. Both parties shall use reasonable efforts to maximize the efficiency of such quality assurance activity.

         9.02     MARTEK TESTING

Martek shall test at its expense each lot of MDHA and/or DHASCO using the list of assays provided in Exhibit A. Only lots that meet or exceed all the stated acceptance criteria shall be supplied to Protarga, together with a copy of the results from the assays. Other than those lots of MDHA ordered by Protarga during the first six months following the Effective Date, such lots shall be certified by Martek to have been produced in Substantial Compliance with applicable [*] as specified herein. If Protarga requests additional tests to be performed by Martek, beyond those listed in Exhibit A, Protarga will pay the reasonable incremental costs of such additional tests as well as the costs
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         9.03     PROTARGA TESTING

Upon receipt of a sample from any lot, Protarga and its Licensees shall have the right to independently test the sample using the assays listed in Exhibit A, at Protarga's or its Licensee's expense. If any lot fails to meet Specifications in Exhibit A (or such specifications as identified by written agreement of the parties) by such assays, Protarga or its Licensees shall notify Martek and have the option to decline lot acceptance. The QA Period for Protarga or its Licensees to conduct such testing shall be set at sixty (60) days from fulfillment of the Order.

         9.04     DIFFERENCES

In the event that Martek and Protarga or its Licensees obtain different results with respect to lot pass/fail during the QA Period, Protarga or its Licensees shall promptly notify Martek and either party may elect to have a third party perform an assay. In such event, the parties will mutually agree within 5 days from when Martek received notice of the inconsistency upon which independent laboratory will perform such test, (or if no agreement, Covance Laboratories or Central Analytical Laboratory, at the choice of the party requesting the assay, shall perform the assay), and the results of such test will be binding on both parties. The party whose earlier assay result is inconsistent with the pass/fail result of the independent laboratory will pay the expenses of the independent laboratory. Any testing performed in accordance with this Section 9.04 by an independent laboratory shall be performed on samples retained by Martek from such lot of MDHA or DHASCO, as applicable, which Protarga and/or its Licensees allege does not comply with the Specifications in Exhibit A.

ARTICLE 10: NON-COMPETITION

For the Term of this Agreement and for a period of [*] years thereafter, Protarga shall not compete with Martek or its Licensees in the Martek Field (in the form existing at the signing of this Agreement) and Martek shall not compete with Protarga or its Licensees in the Protarga Field (in the form existing at the signing of this Agreement). Such competition is defined to include the development, manufacture or sale of products or services in the other party's Field, and the provision to third parties of technology, intellectual property, equipment, know-how, licenses or materials that are used for the development, manufacture or sale of products or services in the other party's field. Notwithstanding the foregoing, this Article 10 does not restrict Martek in any
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ARTICLE 11: PROPRIETARY RIGHTS

         11.01    PROPRIETARY RIGHTS

Each party shall retain and maintain all proprietary rights within its respective Field, including the filing, prosecution and maintenance of patents within such Field, and including all inventions made by such party within such Field pursuant to such party's implementation of this Agreement, at its own cost and expense.

In the event a patentable invention or discovery (the "Invention") is made in whole or in part by either party (an "Inventor") within the Field of the other party (the "Assignee"), whether as a result of sole invention or joint invention by the parties, then such Inventor(s) shall give the Assignee prompt written notice thereof and shall promptly assign in writing all rights in such Invention to the Assignee. The Inventor(s) shall cooperate fully with the Assignee as may be reasonably necessary to permit the Assignee to file, prosecute and/or maintain any patent associated with such assignment.

         11.02    CONFIDENTIALITY

11.02.01 All Confidential Information (as defined below) made available by one party (the "Disclosing Party") to the other party (the "Receiving Party") in connection with this Agreement shall be held in strict confidence by the Receiving Party despite the expiration or termination of this Agreement. Such Confidential Information shall not be disclosed or used by the Receiving Party except as expressly contemplated in this Agreement. Each party shall require its employees, consultants, officers, directors, agents, and subcontractors to whom Confidential Information is disclosed to keep such Confidential Information in strict confidence and to disclose the same to no one except those (i) authorized in writing by the Disclosing Party and (ii) entering into an appropriate written Agreement to keep the Confidential Information confidential. Nothing in this Agreement shall be construed as a grant by either party to the other of rights in Confidential Information belonging to the Disclosing Party, except the right to use Confidential Information for the purposes and to the extent expressly set forth in this Agreement. Each party shall, upon expiration, non-renewal or termination of this Agreement or request of the other party, except insofar as is necessary to conduct the activities that survive such expiration, non-renewal or termination, either (a) promptly return to the other all writings, drawings, diagrams, tapes, records, disks, other forms of data storage, other documents or material constituting originals or copies of Confidential Information furnished by the other party, or (b) destroy or erase such originals and copies. If at any time either party has acknowledged or becomes aware of any potential or actual unauthorized use, transfer or disclosure of Confidential Information belonging to the other party, such party shall promptly notify the other party and the
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whatever action its deems appropriate with respect thereto. In the event that any action or proceeding is brought as a result of such unauthorized use, transfer or disclosure, even if it is a use, transfer or disclosure by the other party's employee or agent, that other party shall fully cooperate with the party owning the Confidential Information involved. Any Confidential Information reasonably classified as a trade secret shall, as between the parties and their employees, remain a trade secret and be fully protected as such in spite of any failure by the Disclosing Party to constantly admonish the Receiving Party of the trade secret nature of the information disclosed or because of any failure of the Disclosing Party to pursue an active course of conduct designed to inform the Receiving Party or its employees that the secrets and information are to remain confidential.

11.02.02 "Confidential Information" shall mean any trade secret or any information of a confidential and/or proprietary nature as to which Martek or Protarga, as the Disclosing Party, has developed or acquired, or during the term of this Agreement develops or acquires, any interest, including but not limited to, preclinical and clinical data, all discoveries, inventions, improvements and ideas relating to any process, formula, machine, device, manufacture, test, composition of matter, software, plan or design whether patentable or not, or relating to the conduct of business by either, which, prior to the date hereof, or during the term of this Agreement, was or is disclosed to the other party, as the Receiving Party, exclusive of data or information: (i) which has been published or otherwise becomes a matter of public knowledge by any means other than the Receiving Party's default in the observance or performance of any term or provision contained in this Agreement on its part to be observed or performed, or (ii) which was known to the Receiving Party at the time of such disclosure, as evidenced by the Receiving Party's written business records predating such disclosure and maintained in the ordinary course of business, or
(iii) which is, at any time, disclosed to the Receiving Party by any person or entity not a party hereto who has the right to disclose the same.

11.02.03 Notwithstanding the other provisions of this Article, Confidential Information required by a government agency to be disclosed pursuant to a regulatory or license application for the development, manufacture or marketing of a DHA Conjugate, may be so disclosed by either party to such agency so long as the other party is promptly notified in writing of the contents and nature of such disclosure.

         11.03    TRADE MARKS

"CLOZAPREXIN," "DOPREXIN," "MDS," "PROTARGA," "NUTRITIONAL TARGETING," "PROTARGA," "TARGACEUTICAL," "TARGECEUTICAL," "TAXOPREXIN," and "TROFEXIN" are adopted trade marks of Protarga, Inc. and, except with Protarga's prior written consent, Martek will not use such trade marks. "NEUROMINS," "DHASCO" and "FORMULAID" are adopted trade marks of Martek


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Biosciences Corporation and, except with Martek's prior written consent,
Protarga will not use such trade marks.

         11.04    DISCLOSURE

The parties agree that, except as otherwise expressly required by law (including regulations of the U.S. Securities and Exchange Commission), they will not publicly announce or otherwise disclose any of the terms and conditions of this Agreement without the express prior written consent of the other. Neither party will use the names of the other party or any of its employees or consultants in any advertising, promotional or sales materials without the express prior written consent of the other.

ARTICLE 12: LICENSING

In the event that Protarga enters into an agreement with one or more Licensees for the sale of DHA Conjugates, Protarga shall use its best efforts to arrange for Martek to receive orders from such Licensees and Protarga for MDHA and/or DHASCO, either directly from such Licensees or indirectly via Protarga, whereby at least 50% by weight of the DHA purchased by Protarga and such Licensees in the aggregate each year for use in DHA Conjugates for sale in the U.S. is purchased from Martek as set forth in Section 4.03.

ARTICLE 13: SUB-CONTRACTING

Martek shall be permitted to sub-contract a portion or all of its obligations under this contract, provided that each such sub-contractor acknowledges in writing to Protarga in advance of such sub-contracted activity that it will fully comply with all the terms and conditions of this Agreement with respect to the contemplated manufacturing activity, the quality assurance and regulatory obligations associated therewith, and the obligations relating to confidentiality. Such sub-contractor shall not assign such obligations without the prior written permission of both Martek and Protarga.

Protarga shall be permitted to use sub-contractors or Licensees to perform quality assurance and regulatory activities contemplated under this Agreement, provided that such sub-contractor or licensee acknowledges in writing to Martek in advance of such activity that it will fully comply with all the terms and conditions of this Agreement with respect to confidentiality. Such sub-contractor shall not assign its obligations without the prior written permission of both Martek and Protarga.

ARTICLE 14: TERMINATION


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         14.01    AUTOMATIC RENEWAL

This Agreement shall be for the term set forth in Article 2 hereof and shall be subject to automatic renewal for successive two (2) year terms unless written notice of nonrenewal has been served by either party at least twelve (12) months prior to expiration of the then current term.

         14.02    EFFECT OF TERMINATION

Upon any termination or non-renewal of this Agreement ("Termination"), all obligation and rights under this Agreement shall terminate, except as provided in this Section 14.02, and all payments due and owing to the other party shall be paid immediately. Upon any termination Martek shall allow Protarga to continue to cross-reference the Martek DMF, but only for purposes of obtaining or maintaining FDA or other governmental approvals of a DHA Conjugate for human use, and only for such time as the later of (a) other source(s) of MDHA can reasonably be obtained by Protarga, or (b) supplies of applicable DHA Conjugates containing MDHA produced by Martek are available to be legally used/marketed. Notwithstanding the other provisions of this paragraph, the indemnity provisions contained in Article 16, the representations and warranties contained in Article 15, the confidentiality obligations contained in Section 11.04 hereof, shall survive the Termination of this Agreement.

In addition, the right of Protarga under Section 5.05(b) to apply the Credit to purchases of DHASCO and Martek's other available products at the rate of [*]% of the catalog prices or other published prices shall survive any termination of this agreement by Protarga in accordance with Section 14.03.

         14.03    MUTUAL TERMINATION RIGHTS

Either party may terminate this Agreement upon ninety (90) days notice to the other party upon the occurrence of one or more of the following events:

         (a) the other party's act or omission (including delinquency in payment obligations) which constitutes a Breach as defined in
                  Article 20;

         (b) the representations and warranties made by the other party in this Agreement are discovered not to have been true and
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         (c)      intentional submission to the party by the other party of any materially false, fraudulent, or untruthful report or statement, including without limitation, claims for payment, information requested for regulatory approval, or information regarding the characteristics of MDHA and/or DHASCO;


         (d) compliance with requirements imposed by the FDA on the manufacture of MDHA and/or DHASCO is not feasible because of technological or similar constraints as reasonably determined by either party, including without limitation compliance with FDA purity specifications for MDHA and/or DHASCO that cannot be reasonably achieved with then-existing technology in the Martek Field, consistent with normal business practices;

         (e) the other party intentionally and materially delays compliance with FDA or other governmental requirements;

         (f) the other party's acts or omissions cause MDHA and/or DHASCO manufactured pursuant to the this Agreement not to be in Substantial Compliance with FDA requirements; or

         (g) the manufacture of MDHA or the microalgae fermentation process used in the manufacture of DHASCO that is used to manufacture MDHA to be supplied by Martek becomes subject to [*], in which case Martek may terminate this Agreement pursuant to this
                  Section 14.03.

         14.04    TERMINATION IN CASE OF INFRINGEMENT

Martek and Protarga shall have the right to terminate this Agreement, in its entirety or as to certain jurisdictions, with respect to the use of MDHA under the Licensed Patents if a court of competent jurisdiction determined by final order that the practice of the Licensed Patent or use of MDHA materially infringes upon the patent of any third party; provided, however, that Martek and Protarga hereby covenant and agree that, prior to any such termination, Martek and Protarga shall engage in reasonable, good faith efforts to develop, and shall cooperate with the other in developing, a lawful method of using, selling or manufacturing, as applicable, the MDHA, including, but not limited to, efforts to procure a license from such third party or efforts to alter the
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composition of the MDHA, so as to eliminate the infringement. Notwithstanding the foregoing, under no circumstances shall Martek be obligated to procure a license from any third party in the case of any infringement.

ARTICLE 15: REPRESENTATIONS AND WARRANTIES

         15.01    MARTEK REPRESENTATIONS AND WARRANTIES

Martek hereby represents and warrants to Protarga as follows:

(a) Martek is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power to conduct its affairs as currently conducted and contemplated hereunder. All necessary corporate action has been taken to enable it to execute and deliver this Agreement and perform its obligations hereunder.

(b) No governmental or other third party consent is required in connection with its execution, delivery or performance of this Agreement, except such regulatory approvals as may be required.

(c) This Agreement is Martek's valid and binding obligation enforceable in accordance with its terms. Martek has the unencumbered right to enter into this Agreement and to fulfill its duties hereunder. It is not and will not become a party to any agreement in conflict herewith.

(d) All MDHA and DHASCO manufactured by Martek pursuant to this Agreement shall meet the applicable Specifications and shall be produced in Substantial Compliance with [*].

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS SECTION 15.01, MARTEK MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. WITHOUT LIMITING THE FOREGOING, MARTEK HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF THE VALUE, EFFICACY, PERFORMANCE, RELIABILITY OR MERCHANTABILITY OF MARTEK'S TECHNOLOGY OR THE SUITABILITY THEREOF FOR ANY PURPOSE WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, THE DESIGN, DEVELOPMENT, MANUFACTURE OR USE OF MDHA).

MARTEK FURTHER DISCLAIMS ANY WARRANTY RELATING TO THE PATENTABILITY OF MDHA, DHASCO OR ANY MARTEK PRODUCT OR THE VALIDITY OF ANY LICENSED PATENT AND MAKES NO REPRESENTATIONS


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WHATSOEVER WITH REGARD TO THE SCOPE OF ANY LICENSED PATENT OR THAT ANY LICENSED
PATENT MAY BE COMMERCIALLY EXPLOITED WITHOUT INFRINGING OTHER PATENTS.

         15.02    PROTARGA REPRESENTATIONS AND WARRANTIES

Protarga hereby represents and warrants to Martek as follows:

(a) Protarga is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power to conduct its affairs as currently conducted and contemplated hereunder. All necessary corporate action has been taken to enable it to execute and deliver this Agreement and perform its obligations hereunder.

(b) No governmental or other third party consent is required in connection with its execution, delivery or performance of this Agreement, except such regulatory approvals as may be required for DHA Conjugates.

(c) This Agreement is Protarga's valid and binding obligation enforceable in accordance with its terms. Protarga has the unencumbered right to enter into this Agreement and to fulfill its duties hereunder. It is not and will not become a party to any agreement in conflict herewith.

(d) All MDHA supplied by Martek to Protarga pursuant to this Agreement shall not be adulterated or misbranded in any way by Protarga, and shall be distributed by Protarga or its Licensees in Substantial Compliance with applicable laws and regulations (including but not limited to, regulations of the U.S. Food and Drug Administration).

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS SECTION 15.02, PROTARGA MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. WITHOUT LIMITING THE FOREGOING, PROTARGA HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF THE VALUE, EFFICACY, PERFORMANCE, RELIABILITY OR MERCHANTABILITY OF PROTARGA TECHNOLOGY OR THE SUITABILITY THEREOF FOR ANY PURPOSE WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, THE DESIGN, DEVELOPMENT, MANUFACTURE OR USE OF DHA CONJUGATES).

ARTICLE 16: INDEMNIFICATION AND INSURANCE.

         16.01    MARTEK INDEMNITY


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Subject to the Protarga obligations of notification set forth in Sections 16.03,
Section 18.01 and Article 20, and subject to the limitations on Martek's liability in Article 17, Martek shall at all times during the Term and thereafter defend, indemnify and hold Protarga and its Licensees, and their respective officers, directors, agents, employees and permitted assigns, harmless from and against any and all claims, suits (whether or not groundless), damages, liabilities, costs and expenses (whether based on tort, breach of contract, patent infringement, product liability or otherwise), including, but not limited to court costs and reasonable attorneys fees, arising out of or based on the breach of any representation, warranty or obligation of Martek under this Agreement, including its obligation to manufacture MDHA and DHASCO in Substantial Compliance with [*] (except for MDHA during the six months immediately following the Effective Date), to supply MDHA and DHASCO that meets the applicable Specifications, and any death of or injury to any person and/or any damage to any property and/or any other claim arising from Martek's failure to meet its obligations as set forth in this Agreement.

         16.02    PROTARGA INDEMNITY

Subject to the Martek obligations of notification set forth in Section 16.03,
Section 18.01 and Article 20, Protarga shall at all times during the Term and thereafter defend, indemnify and hold Martek and its Licensees, and their respective officers, directors, agents, employees and permitted assigns, harmless from and against any and all claims, suits (whether or not groundless), damages, liabilities, costs and expenses (whether based on tort, breach of contract, patent infringement, product liability or otherwise), including, but not limited to court costs and reasonable attorneys fees, arising out of or based on the breach of any representation, warranty or obligation of Protarga under this Agreement, and any death of or injury to any person and/or any damage to any property and/or any other claim arising from Protarga's failure to meet its obligations as set forth in this Agreement as well as from the promotion, distribution, design, sale, use, consumption, or recall of DHA Conjugates manufactured using MDHA and/or DHASCO supplied by Martek.

         16.03    THIRD PARTY CLAIMS

Either party (the "Notifying Party") shall promptly notify the other party (the "Indemnifying Party") of the existence of any third party claim, demand or other action giving rise to a claim or potential claim for indemnification under this Agreement (a "Third Party Claim") and shall give the Indemnifying Party a reasonable opportunity to defend the same at its own expense and with its own counsel, provided that the Notifying Party shall at all times have the right to participate in such defense at its own expense. If, within a reasonable time after receipt of notice of a Third Party Claim the Indemnifying Party shall fail
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the obligation, to defend and to compromise or settle (exercising reasonable business judgment and with the consent of the Indemnifying Party to the terms of any compromise or settlement, which consent shall not be unreasonably withheld) the Third Party Claim for the account and at the risk and expense of the Indemnifying Party. Each party shall make available to the other, at the other's expense, such information and assistance as the other shall reasonably request in connection with the defense of a Third Party Claim. Notwithstanding the foregoing, the Notifying Party shall obtain the consent of the Indemnifying Party.

         16.04    ASSISTANCE WITH CLAIMS

Subject to Subsections (a) through (c) above, each party shall, at the request and expense of the other, furnish such reasonable assistance as may be required to enable the other party to defend itself against third party claims threatened or filed in connection with any activities conducted hereunder.

         16.05    INSURANCE

Before any human clinical trials of DHA Conjugates and continuing while this Agreement is in effect, both parties shall maintain standard clinical trials and/or product liability insurance, as applicable, in commercially reasonable amounts, subject to annual re-evaluation in good faith by the parties to determine the appropriate amounts. The insurance will be maintained with liability insurers of recognized responsibility, reasonably acceptable to the other party and will name the other party as additional insured to the extent of its responsibility under this Agreement. Both parties shall have access to certificates of the other party evidencing the specific coverage and provisions required by this Section 16.05.

ARTICLE 17: LIMITATION OF LIABILITY

         17.01    LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY NATURE, FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, THE BREACH OF THIS AGREEMENT OR ANY TERMINATION OF THIS AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF THE OTHER PARTY HAS BEEN WARNED OF THE POSSIBILITY OF SUCH DAMAGES. MARTEK SHALL NOT BE LIABLE
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PATENTS, THE LICENSED TECHNOLOGY WHICH ARE NOT APPROVED AND ACKNOWLEDGED
SPECIFICALLY BY MARTEK AS BEING PROPRIETARY TO MARTEK OR FOR DAMAGES
RESULTING FROM ANY SALE, MANUFACTURE OR USE, AS APPLICABLE, OF A DHA
CONJUGATE PRODUCT (OTHER THAN DIRECT DAMAGES WHICH ARE SOLELY ATTRIBUTABLE TO MARTEK'S FAILURE TO MANUFACTURE MDHA IN ACCORDANCE WITH THE MDHA
SPECIFICATIONS AND/OR DHASCO IN ACCORDANCE WITH THE DHASCO SPECIFICATIONS). PROTARGA'S SOLE REMEDY FOR A SUPPLY INTERRUPTION AS DESCRIBED IN SECTION 8.04
IS LIMITED TO THE TECHNOLOGY TRANSFER IN SECTION 8.04.02, AND IF SUCH
TECHNOLOGY TRANSFER OCCURS WITHIN THREE (3) YEARS AFTER THE EFFECTIVE DATE, A REFUND OF ANY PORTION OF THE CREDIT DESCRIBED IN SECTION 5.05 WHICH THEN
REMAINS UNUSED UP TO A MAXIMUM OF [*] DOLLARS ($[*]) IF SUCH TECHNOLOGY
TRANSFER OCCURS WITHIN THE FIRST TWENTY-FOUR (24) MONTHS AFTER THE EFFECTIVE DATE, AND UP TO A MAXIMUM [*] DOLLARS ($[*]) IF SUCH TECHNOLOGY TRANSFER
OCCURS DURING THE TWENTY-FIFTH THROUGH THE THIRTY-SIXTH MONTHS AFTER THE EFFECTIVE DATE. MARTEK SHALL NOT BE LIABLE FOR ANY DAMAGES (DIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR OTHERWISE) IN THE EVENT OF A SUPPLY INTERRUPTION OR THE FAILURE TO SUPPLY DHASCO.

         17.02    MAXIMUM AGGREGATE LIABILITY

         EXCEPT AS EXPRESSLY PROVIDED IN SECTION 17.01, IN NO EVENT WILL MARTEK'S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT OR THE MDHA AND/OR DHASCO SUPPLIED BY MARTEK, FROM ALL CAUSES OF ACTION OF ANY KIND, INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY, EXCEED THE TOTAL AMOUNT PAID BY PROTARGA HEREUNDER DURING THE PREVIOUS TWELVE MONTHS FROM THE DATE SUCH CLAIM AROSE PLUS THE AMOUNT OF ANY UNUSED CREDIT.

         17.03    ACKNOWLEDGMENT

Protarga agrees that the limitations of liability and disclaimers of warranty set forth in this Agreement will apply regardless of whether Martek has tendered delivery of the MDHA and/or DHASCO. Protarga acknowledges that Martek has set its prices and


                                     - 23 -

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

entered into this Agreement in reliance on the disclaimers of liability, the disclaimers of warranty and the limitations of liability set forth in this Agreement and that the same form an essential basis of the bargain between the parties.

ARTICLE 18: REPORTS AND RECORDS

         18.01    NOTICE OF CERTAIN EVENTS

Each party shall promptly notify the other upon becoming aware of any of the following events: any confirmed or unconfirmed information concerning adverse, serious or unexpected occurrences associated with the safety, handling or use of MDHA; unauthorized disclosure of any Confidential Information of the other; any alleged infringement of third party proprietary rights in connection with actions taken hereunder; liability claims relating to Finished Product; and any other event that might reasonably be expected to have a material adverse effect upon the development, production, sale, distribution or use of Finished Product.

         18.02    QUALITY CONTROL RECORDS

Martek shall maintain records relating to the manufacture and testing of MDHA in accordance with the Manufacturing Standards and shall retain such records for not less than five (5) years after shipment to Protarga of the MDHA to which such records relate. Protarga shall be entitled to inspect such records during such five (5) year period, at its own expense and at such times and intervals as Protarga shall reasonably request upon prior written notice to Martek.

ARTICLE 19: RELATIONSHIP OF PARTIES

Nothing contained in this Agreement shall be deemed to create a joint venture, partnership, agency or similar endeavor between the parties hereto. Each party shall act solely as an independent contractor and neither party shall have any power or authority to directly or indirectly bind or act on behalf of the other.

ARTICLE 20: BREACHES, CURE PERIODS AND REMEDIES

In the event that one party to this Agreement (the "Claimant") claims that the other party has breached the provisions of this Agreement, the Claimant must first notify the other party in writing. Unless otherwise specified in this Agreement, within the thirty (30) day period following the receipt of such notice (the "Cure Period") the other party may cure the breach, whereupon the Claimant shall have no further claim or recourse against the other party. If the breach is not cured within such Cure Period, then such breach shall


                                     - 24 -

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

constitute a "Breach" of this Agreement. Any controversy or claim between the parties hereto arising under or relating to this Agreement or any Breach thereof (including the question of whether any particular matter is arbitrable hereunder) shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect; provided, however, that no provision of this Agreement shall be modified, deleted or added by reason of such arbitration. The parties hereto agree (subject to judicial review) to abide by all awards rendered in such arbitration proceedings, and all such awards may be filed by the prevailing party in any federal or state court having proper jurisdiction, as a basis for judgment in the issuance of execution thereon. Such judgment shall not be open for review except to the extent permitted by the Federal Rules of Civil Procedure and the relevant arbitration statute. Such arbitration shall be initiated by either party by serving a written demand on the other party stating the substance of the controversy and the contention of the party requesting arbitration. Any such arbitration shall be held in Boston, Massachusetts. The American Arbitration Association shall appoint or provide the procedure for the determination of a single neutral arbitrator who shall be a fit and impartial person. The fees and costs of the arbitrator and related expenses of arbitration shall be borne by the nonprevailing party or parties. If the arbitrator determines that neither party has substantially prevailed, the parties shall bear equally the fees and costs of the arbitrator and the related expenses of the arbitration.

Notwithstanding anything to the contrary in this Article 20, the parties agree that Protarga's sole remedy for any failure of Martek to fulfill Orders (as specified in Section 5.02.) shall be to initiate a Technology Transfer as if Martek failed to fulfill orders as specified in Section 8.04.02, without regard to whether Qualified Suppliers could fulfill such Orders. The parties agree that Martek shall not be responsible for any damages arising from or related to a failure to fulfill Orders.

ARTICLE 21. NEW DHA PRODUCT

Provided that a Supply Interruption as defined in Section 8.04 has not occurred, Protarga shall have the obligation to offer to purchase from Martek, each year, fifty (50) percent by weight of any New DHA Product purchased by Protarga during any such year. Such obligation of Protarga shall be satisfied by Protarga if, each time Protarga buys a quantity of New DHA Product from a third party,
Protarga: (a) notifies Martek in writing of such purchase from a third party within thirty (30) days of such purchase (such notice to include the terms of such purchase, including price, time of delivery, quantity, and technical specifications, but shall not include the name of the third party); (b) includes, in its notice to Martek, an offer to purchase from Martek the same quantity of New DHA Product to Protarga under the same terms as contained in the notice; and (c) buys such quantity of New DHA Product from Martek on such terms if Martek accepts such offer.


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* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Notwithstanding anything to the contrary stated above, Martek shall have sixty
(60) days after receipt of Protarga's notice to accept, in writing, Protarga's offer, and shall have the greater of ninety (90) days or the delivery time allowed to the third party, in which to deliver the applicable quantity of New DHA Product to Protarga.

ARTICLE 22: TERMINATION OF DOPREXIN SUPPLY AGREEMENT AND RELEASES BY THE PARTIES

         22.01    DOPREXIN SUPPLY AGREEMENT

The parties hereto entered into an agreement on January 15, 1995 concerning the supply of Doprexin by Martek to Protarga (the "Doprexin Supply Agreement"). The parties mutually agree that the Doprexin Supply Agreement is terminated as of the date set forth above.

         22.02    MARTEK RELEASE

Martek, on its own behalf and on behalf of its principals, agents, officers, directors, employees, representatives, subsidiaries, successors, assigns and attorneys, hereby releases and forever discharges Protarga and its principals, agents, officers, directors, employees, representatives, subsidiaries, successors, assigns and attorneys (the "Protarga Released Parties") from any and all liabilities, claims, demands, rights, damages, debts, responsibilities and actions which Martek had, has or hereafter may have against the Protarga Released Parties as set forth in the Doprexin Supply Agreement; provided, however, that this provision shall not be read to release any claims which may hereafter be asserted against any Protarga Released Party (a) under this Agreement or (b) for any breach or nonperformance, occurring after the date of this Agreement or (c) for any infringement or misappropriation by a Protarga Released Party of any intellectual property or proprietary right of Martek or any subsidiary, successor, predecessor or assign of Martek.

         22.03    PROTARGA RELEASE

Protarga, on its own behalf and on behalf of its principals, agents, officers, directors, employees, representatives, subsidiaries, successors, predecessors, assigns and attorneys, hereby releases and forever discharges Martek and its principals, agents, officers, directors, employees, representatives, subsidiaries, successors, predecessors, assigns and attorneys (the "Martek Released Parties") from any and all liabilities, claims, demands, rights, damages, debts, responsibilities and actions which Protarga had, has or hereafter may have against the Martek Released Parties as set forth in the Doprexin Supply Agreement; provided, however, that this provision shall not be read to release any claims


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* Confidential treatment requested: material has been omitted and filed separately with the Commission.

which may hereafter be asserted against any Martek Released Party (a) under this Agreement or (b) for any breach or nonperformance, occurring after the date of this Agreement, of any obligation under this Agreement.

ARTICLE 23. ASSIGNMENT

This Agreement and the rights and obligations of either party hereto may not be assigned or otherwise transferred by either party without the prior written consent of the other party, except that either party may assign its rights and obligations to a successor (by merger, purchase or otherwise) of the business of such party to which this Agreement relates so long as such successor accepts all liability and obligations of the party hereunder. This Agreement shall inure to the benefit of both parties, their successors in interests to the business to which this Agreement relates and their other permitted assigns or transferees.

ARTICLE 24: ENTIRE AGREEMENT

This Agreement (including the Exhibits hereto) supersedes all previous oral and written agreements between Martek and Protarga with respect to the subject matter of this Agreement and constitutes the only and entire understanding between the parties with respect to the subject matter hereof.

ARTICLE 25: AMENDMENT AND WAIVER

None of the provisions of this Agreement shall be deemed to have been modified, amended or waived by any act or acquiescence on the part of either party, its agents or employees, except by an instrument in writing signed by an authorized officer of the waiving party, or of both parties in the case of an amendment or modification. No waiver by either party of any breach of this Agreement by the other party shall be effective as to any other breach of the same or any other provision of this Agreement, whenever occurring.

ARTICLE 26: APPLICABLE LAW AND SEVERABILITY

This Agreement shall be deemed to have been made in and shall be construed in accordance with the internal laws of the State of Delaware without regard to principles of conflict of laws, and for the purpose of all legal proceedings this Agreement shall be deemed to have been performed in such jurisdiction.

In the event that any condition or provision of this Agreement shall be held by a court of competent jurisdiction from which there is no appeal, to be invalid or illegal or contrary

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

to public policy, this Agreement shall be construed as though such provision or condition did not appear therein and the remaining provisions of this Agreement shall continue in full force and effect to the extent reasonably consistent with the purposes of this Agreement.

ARTICLE 27: FORCE MAJEURE

Notwithstanding any other clauses in this Agreement to the contrary, if either party is delayed or prevented from fulfilling any of its obligations under this Agreement by reason of any cause beyond its reasonable control, including but not limited to acts of God, fire, strike or other labor dispute, flood, riot, war, delay of transportation or inability to obtain necessary raw materials through normal commercial channels, then that party shall not be liable under this Agreement for damages. Notwithstanding the foregoing sentence, if such delay or failure continues for 150 days, Protarga shall be permitted to initiate a Technology Transfer pursuant to Section 8.04 as though a Supply Interruption had occurred so long as Protarga reasonably determines that by such Technology Transfer it can manufacture MDHA sooner than Martek. Either party affected by such cause shall notify the other party of the particulars thereof within thirty
(30) days of the occurrence of such cause.

ARTICLE 28: NOTICES

Any notice, waiver, or other communications required or permitted to be given by either party to the other hereunder shall be in writing and shall be delivered by hand, or sent by registered air mail, postage prepaid, telecopy, telegram or telex, addressed to each party as written below. The date of giving any notice shall be the date of receipt.

Martek:                    Martek Biosciences Corporation
                           Attention: Chairman and Chief Executive Officer 6480 Dobbin Road
                           Columbia, MD 21045

                           with a copy to:

                           Martek Biosciences Corporation
                           Attention: General Counsel
                           6480 Dobbin Road
                           Columbia, MD 21045

Protarga:                  Protarga, Inc.
                           Attention: President and Chief Executive Officer

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                           1100 E. Hector Street
                           Suite 450
                           Conshohocken, PA 19248

                           with a copy to:

                           Roger D. Feldman, Esq.
                           Bingham Dana LLP
                           150 Federal Street
                           Boston, MA 02110.

ARTICLE 29: FURTHER ASSURANCES

The parties agree to execute such further or other documents and instruments, and to do such further or other acts and things, as may be required from time to time to give effect to the provisions and purposes of this Agreement.

ARTICLE 30: HEADINGS AND COUNTERPARTS

The headings of Articles, Sections and Subsections of this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be executed in separate counterparts, each of which, when so executed and delivered, shall be an original, and all of which together shall constitute but one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

For MARTEK BIOSCIENCES CORPORATION:




/s/ Henry Linsert, Jr.
-------------------------------
Henry Linsert, Jr.
Chairman and Chief Executive Officer


For PROTARGA, INC.:




/s/ N.L. Webb
-----------------------------
Nigel L. Webb
President and Chief Executive Officer

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

EXHIBIT A - INITIAL MDHA SPECIFICATIONS

I.       HIGH PURITY MDHA SPECIFICATIONS

---------------------------------------------------------------------------------------------------------------------
Product Description
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------
ANALYSES                                                                           METHODS
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]                                   [*]
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]                                   [*]
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]                                   [*]
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]                                   [*]
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]                                   [*]
---------------------------------------------------------------------------------------------------------------------
                  [*]                                      [*]                                   [*]
---------------------------------------------------------------------------------------------------------------------
OTHER
---------------------------------------------------------------------------------------------------------------------
Shipping Containers                     50g, 200g, 500g, 1kg amber
                                        glass bottles
z--------------------------------------------------------------------------------------------------------------------
Shipping Methods                        FOB Baltimore, frozen with dry ice in
                                        container, overnight
---------------------------------------------------------------------------------------------------------------------




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* Confidential treatment requested: material has been omitted and filed separately with the Commission.

II.  DHASCO SPECIFICATIONS

-----------------------------------------------------------------------------------------------------------------------
Product Description
-----------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------
Physical Description
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                                        [*]
                   [*]                                                        [*]
                   [*]                                                        [*]
-----------------------------------------------------------------------------------------------------------------------
CHEMICAL ANALYSES                                                                    METHODS
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
ELEMENTAL ANALYSIS
-----------------------------------------------------------------------------------------------------------------------
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
                   [*]                                        [*]                                  [*]
-----------------------------------------------------------------------------------------------------------------------
OTHER
-----------------------------------------------------------------------------------------------------------------------
Shipping Methods                           Frozen with freezer packs, overnight
-----------------------------------------------------------------------------------------------------------------------


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* Confidential treatment requested: material has been omitted and filed separately with the Commission.

EXHIBIT B - MDHA PRICES

The Base Price of MDHA for Protarga shall be:

o $[*] per gram for the first [*] kilograms ordered by Protarga each calendar year;

o $[*] per gram in excess of [*] kilograms but less than or equal to [*] kilograms ordered by Protarga during each calendar year;

o $[*] per gram in excess of [*] kilograms but less than or equal to [*] kilograms ordered by Protarga during each calendar year;

o $[*] per gram in excess of [*] kilograms but less than or equal to [*] kilograms ordered by Protarga during each calendar year; and

o $[*] per gram in excess of [*] kilograms ordered by Protarga during each calendar year.

All Base Prices shall be in U.S. dollars. The Base Prices are summarized as indicated in the following table:


                     -------------------------------------------------------------------------------------------------
                                         Quantity of MDHA ordered each calendar year (kilograms)
                     -------------------------------------------------------------------------------------------------
Price per gram of           [*]                 [*]                 [*]                [*]                [*]
MDHA
($US)
----------------------------------------------------------------------------------------------------------------------
MDHA $/gm.                  [*]                 [*]                 [*]                [*]                [*]

----------------------------------------------------------------------------------------------------------------------



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separately with the Commission.

EXHIBIT C

                             CERTIFICATE OF ANALYSIS
                               Martek Corporation
                                6480 Dobbin Road
                               Columbia, MD 21045

Product:                   MDHA

Lot Number:
                         ------------------------------------------------------

Date Completed:
                         ------------------------------------------------------


   SPECIFICATION                          RANGE                VALUE             CHECKED/DATE

   [*]                                    [*]
                                                               -------           -----------------

   [*]                                    [*]
                                                               -------           -----------------

   [*]                                    [*]
                                                               -------           -----------------

   [*]                                    [*]
                                                               -------           -----------------

   [*]                                    [*]
                                                               -------           -----------------

   [*]                                    [*]
                                                               -------           -----------------


QC Release Officer:
                     -----------------------------------------

Release Date:
                     -----------------------------------------

Product:                    DHASCO
                            [to be inserted]



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separately with the Commission.

CERTIFICATE OF ANALYSIS
                               Martek Corporation
                                6480 Dobbin Road
                               Columbia, MD 21045

Product:                   DHASCO

Lot Number:
                     --------------------------------------------

Date Completed:
                     --------------------------------------------

PHYSICAL DESCRIPTION                                                                                CONFORMS
-------------------------------------------------------------------------------------------------------------------

[*]                          [*]
                                                                                               --------------------
[*]                          [*]
                                                                                               --------------------
[*]                          [*]
                                                                                               --------------------

CHEMICAL ANALYSES                     UNITS            MINIMUM        MAXIMUM                           RESULTS
-------------------------------------------------------------------------------------------------------------------
[*]                                    [*]               [*]            [*]
                                                                                                   ----------------
[*]                                    [*]               [*]            [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------

ELEMENTAL ANALYSIS
-------------------------------------------------------------------------------------------------------------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------
[*]                                    [*]                              [*]
                                                                                                   ----------------

        ANALYSIS COMPLETED BY:
                                   --------------------------------------------
        ANALYTICAL RELEASE BY:
                                   --------------------------------------------
           PRODUCT RELEASE BY:
                                   --------------------------------------------
                         DATE:
                                   --------------------------------------------

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

EXHIBIT D



MARTEK'S LICENSED PATENTS

I.       FAMILY OF PATENTS ENTITLED:
         "DOCOSOHEXAENOIC ACID (DHA), METHODS FOR ITS
         PRODUCTION AND COMPOUNDS CONTAINING THE SAME"

GRANTED PATENTS

U.S. Pat. No. 5,407,957 is directed to DHA-containing oil and methods of producing it.

U.S. Pat. No. 5,397,591 is directed to infant formula and baby food containing high DHA oil.

U.S. Pat. No. 5,492,938 is directed to pharmaceutical compositions and dietary supplements containing high DHA oils.

U.S. Pat. No. 5,711,983 is directed to biomass produced by culturing dinoflagellates to high DHA oil content, and its use for animal feed.

Australia Pat. No. 660,162 is a comprehensive patent directed to the subject matter of all U.S. DHA patents with minor variations in the scope of the claims.

Europe Pat. No. 515,460, covering Great Britain, Germany, France, Austria, Denmark, Greece, Luxembourg, Sweden, Switzerland, Belgium, Italy, Netherlands, Spain and Romania, is a comprehensive patent directed to DHA containing oil, methods of producing it and its use in infant formula, baby foods and pharmaceuticals, as well as animal feed containing microalgal biomass.

Israel Pat. No. 97126 is a comprehensive patent directed to the subject matter of all U.S. DHA patents, excluding animal feed applications, with minor variations in the scope of the claims.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Israel Pat. No. 111174 is a comprehensive patent directed to the subject matter of U.S. DHA-containing animal feed claims, with minor variations in the scope of the claims.

Japan Pat. No. 2830951 is directed to methods of producing DHA-containing oil from dinoflagellates in aerobic culture.

PCT APPLICATION THAT HAS ENTERED NATIONAL PHASE

[*]


II.      FAMILY OF PATENTS ENTITLED:
         "METHODS AND PHARMACEUTICAL COMPOSITIONS
         USEFUL FOR TREATING NEUROLOGICAL DISORDERS"

PATENTS GRANTED

Australia Pat. No. 693450 is directed to treatment of various neurological diseases by administering DHA-containing compositions.

PCT APPLICATION THAT HAS ENTERED NATIONAL PHASE

[*]


III.      FAMILY OF PATENTS ENTITLED:
          "METHODS FOR CONTROLLING HIGHLY UNSATURATED
          FATTY ACID CONTENT IN VARIOUS TISSUES"

PCT APPLICATION THAT HAS ENTERED NATIONAL PHASE

[*]

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

EXPANDED DISCUSSION OF U.S. CLAIM SCOPE

U.S. Patent No. 5,407,957 (hereinafter "the '957 patent") is directed to methods of producing oil containing docosahexaenoic acid (DHA). Specifically, the broad method claim requires cultivating a heterotrophic dinoflagellate in an aerated fermentor with an oxygen level of at least 10% of air saturation to achieve a cell density of 10 grams biomass per liter, and limiting the available nitrogen in the fermentor so that oil production is induced to achieve a single cell oil concentration of at least 2 grams per liter followed by recovery of the oil. This patent also claims a single cell edible oil comprising at least 20% DHA in triglyceride form, the oil having been produced according to the claimed method.

U.S. Patent No. 5,397,591 (hereinafter "the '591 patent") is drawn to an infant formula or baby food containing a single cell edible oil recovered from a dinoflagellate, the oil containing at least 70% triglycerides having at least 20% DHA residues and no significant quantity of EPA. (More preferably the oil is 30 or 35% DHA). This applications also claims an infant formula or baby food containing a single cell edible oil comprising at least 70% triglycerides containing at least 20% DHA produced by cultivating a heterotrophic dinoflagellate in an aerated fermentor having an oxygen level of at least 10% air saturation to a cell density of at least 10 grams per liter and inducing oil production by nitrogen depletion to produce a single cell oil concentration of at least 1.5 grams per liter and recovering single cell oil containing at least 70% triglycerides.

U.S. Patent No. 5,492,938 (hereinafter "the '938 patent") is directed to pharmaceutical compositions or dietary supplements comprising a single cell oil containing at least 20% DHA in triglyceride form produced by cultivating heterotrophic dinoflagellates in an aerobic fermentor to a cell density of at least 10 grams per liter, inducing oil production by nitrogen depletion to obtain oil concentration of at least 2 grams per liter and extracting an oil having at least 20% DHA in the triglyceride fraction.

U.S. Patent No. 5,711,983 (hereinafter "the '983 patent") is directed to biomass made up of cells of dinoflagellates harvested after heterotrophic cultivation in a fermentor. The cultivation is performed at a dissolved oxygen level of at least about 10% of air saturation to a cell density of at least about 10 grams biomass per liter of nutrient solution, and oil production is induced by imposition of a nitrogen limitation to produce a single cell oil containing at least 20% docosahexaenoic acid (DHA) in the triglyceride form at a concentration of at least about 1.5 grams per liter of nutrient solution. Preferably the single cell edible oil contains no significant quantity of eicosapentaenoic acid
(EPA). The preferred dinoflagellate is CRYPTHECODINIUM COHNII, in which case oil production may alternatively be imposed by pH change. The biomass is particularly well adapted for use as an aquaculture feed, for example for shrimp, oysters or fish.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

PROTARGA'S PATENTS AND PATENT APPLICATIONS

[attached]

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------------------------------------------
    CONFIDENTIAL                    EXHIBIT D
                                 PROTARGA, INC.
                STATUS OF PATENT PORTFOLIO AS OF OCTOBER 6, 1999
                     WOLF, GREENFIELD & SACKS, P.C. ("WGS")
----------------------------------------------------------------------------------------------------------------------------------
          WGS                    APPLICATION/PATENT/TITLE                 INVENTOR(S)             SERIAL/PATENT NUMBER
        REF. NO.
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7000               APPETITE SUPPRESSION WITH               Victor Shashoua                 4,939,174
                              DOPAMINE-FATTY ACID CONJUGATES
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7001              FATTY ACID- NEUROACTIVE DRUG             Victor Shashoua                 4,933,324
                                  CONJUGATE AS A PRODRUG
----------------------------------------------------------------------------------------------------------------------------------
       AUSTRALIA                           --                                 --                         635203
----------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                [*]                          [*]
----------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                [*]                          [*]
----------------------------------------------------------------------------------------------------------------------------------
           EP             Designating: Austria, Germany, Italy,               --                         0401301
                              Belgium, France, Netherlands,
                                Switzerland, UK and Sweden
----------------------------------------------------------------------------------------------------------------------------------
         JAPAN                             --                                 --                        503859/89
----------------------------------------------------------------------------------------------------------------------------------
         KOREA                             --                                 --                        701965/89
----------------------------------------------------------------------------------------------------------------------------------
           WO                              --                                 --                       US89/00757
----------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                [*]                          [*]
----------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                [*]                          [*]
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
          WGS           FILING DATE                    ISSUE
        REF. NO.                                       DATE
----------------------------------------------------------------------
       N0260/7000         02/26/88                   07/03/90

----------------------------------------------------------------------
       N0260/7001         02/24/89                   06/12/90

----------------------------------------------------------------------
       AUSTRALIA          02/24/89                   07/12/93
----------------------------------------------------------------------
          [*]               [*]
----------------------------------------------------------------------
          [*]               [*]
----------------------------------------------------------------------
           EP             02/24/89                   01/27/99


----------------------------------------------------------------------
         JAPAN            02/24/89
----------------------------------------------------------------------
         KOREA            02/24/89
----------------------------------------------------------------------
           WO             02/24/89
----------------------------------------------------------------------
          [*]               [*]
----------------------------------------------------------------------
          [*]               [*]
----------------------------------------------------------------------



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separately with the Commission.

----------------------------------------------------------------------------------------------------------------------------------
CONFIDENTIAL                        EXHIBIT D
                                 PROTARGA, INC.
                STATUS OF PATENT PORTFOLIO AS OF OCTOBER 6, 1999
                     WOLF, GREENFIELD & SACKS, P.C. ("WGS")
----------------------------------------------------------------------------------------------------------------------------------
      WGS REF. NO.                APPLICATION/PATENT/TITLE                INVENTOR(S)            SERIAL/PATENT NUMBER
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7009         A METHOD OF TREATING TARDIVE DYSKINESIA       Victor Shashoua                5,284,876
                           USING DOPAMINE AGENTS OF PRODRUGS OF            Gary Hesse
                                    THERAPEUTIC AGENTS
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7013        NERVE GROWTH PEPTIDES AND USES THEREFORE       Victor Shashoua                5,545,719
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------

      WGS REF. NO.     FILING DATE                 ISSUE DATE
---------------------------------------------------------------------
          [*]              [*]
---------------------------------------------------------------------
          [*]              [*]
---------------------------------------------------------------------
          [*]              [*]
---------------------------------------------------------------------
       N0260/7009       06/11/92                    02/08/94


---------------------------------------------------------------------
          [*]              [*]
---------------------------------------------------------------------
          [*]              [*]
---------------------------------------------------------------------
       N0260/7013       02/24/93                    08/13/96
---------------------------------------------------------------------
          [*]              [*]
---------------------------------------------------------------------
          [*]              [*]
---------------------------------------------------------------------



                                    PAGE D-2

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separately with the Commission.

----------------------------------------------------------------------------------------------------------------------------------
CONFIDENTIAL                        EXHIBIT D
                                 PROTARGA, INC.
                STATUS OF PATENT PORTFOLIO AS OF OCTOBER 6, 1999
                     WOLF, GREENFIELD & SACKS, P.C. ("WGS")
----------------------------------------------------------------------------------------------------------------------------------
          WGS                     APPLICATION/PATENT/TITLE                 INVENTOR(S)            SERIAL/PATENT NUMBER
        REF. NO.
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7018                         TAXANES                       Matthews Bradley               5,919,815
                                                                         Victor Shashoua
                                                                        Charles Swindell
----------------------------------------------------------------------------------------------------------------------------------
           WO                               --                                 --                      US97/08792
----------------------------------------------------------------------------------------------------------------------------------
       AUSTRALIA                            --                                 --                       34734/97
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                                [*]                        [*]
----------------------------------------------------------------------------------------------------------------------------------
           EP               Designating: AT, BE, DK, FR, DE, IE,               --                      97930990.3
                                   IT, NL ES, SE, CH,
                                            GB
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                                [*]                        [*]
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7019                         TAXANES                       Matthews Bradley               08/651,429
                                                                         Victor Shashoua
                                                                        Charles Swindell
----------------------------------------------------------------------------------------------------------------------------------
           WO                               --                                 --                      US97/08866
----------------------------------------------------------------------------------------------------------------------------------
       AUSTRALIA                            --                                 --                       31424/97
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                                [*]                        [*]
----------------------------------------------------------------------------------------------------------------------------------
           EP             Designating: AT BE, DK, FR, DE, IE, IT,              --                      97926722.6
                                     NL, ES, SE, CH,
                                            GB
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                                [*]                        [*]
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
          WGS         FILING DATE             ISSUE
        REF. NO.                              DATE
-------------------------------------------------------------
       N0260/7018       05/22/96            07/06/99


-------------------------------------------------------------
           WO           05/22/97
-------------------------------------------------------------
       AUSTRALIA        05/22/97
-------------------------------------------------------------
          [*]             [*]
-------------------------------------------------------------
           EP        Foreign Filed
                        11/26/98

-------------------------------------------------------------
          [*]             [*]
-------------------------------------------------------------
       N0260/7019       05/22/96


-------------------------------------------------------------
           WO           05/22/97
-------------------------------------------------------------
       AUSTRALIA        05/22/97
-------------------------------------------------------------
          [*]             [*]
-------------------------------------------------------------
           EP        Foreign Filed
                        11/26/98

-------------------------------------------------------------
          [*]             [*]
-------------------------------------------------------------



                                    PAGE D-3

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separately with the Commission.

----------------------------------------------------------------------------------------------------------------------------------
CONFIDENTIAL                        EXHIBIT D
                                 PROTARGA, INC.
                STATUS OF PATENT PORTFOLIO AS OF OCTOBER 6, 1999
                     WOLF, GREENFIELD & SACKS, P.C. ("WGS")
----------------------------------------------------------------------------------------------------------------------------------
          WGS                     APPLICATION/PATENT TITLE                INVENTOR(S)            SERIAL/PATENT NUMBER
        REF. NO.
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7020           DHA-PHARMACEUTICAL AGENT CONJUGATES         Matthews Bradley               5,795,909
----------------------------------------------------------------------------------------------------------------------------------
           WO                               --                                --                      US97/08867
----------------------------------------------------------------------------------------------------------------------------------
       AUSTRALIA                            --                                --                       31425/97
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
           EP            Designating: AT, BE, DK, FR, DE, IE, IT,             --                      97926723.4
                                    NL, ES, SE, CH, GB
----------------------------------------------------------------------------------------------------------------------------------
          [*]                               [*]                               [*]                         [*]
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7021               FATTY ACID - PHARMACEUTICAL             Matthews Bradley              08/651,428
                                      AGENT CONJUGATE
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7022                         TAXANES                       Charles Swindell              08/868,476
                                                                        Victor Shashoua
                                                                        Matthews Bradley
                                                                           Nigel Webb
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7023                 A NEUROPROTEIN PEPTIDE                Victor Shashoua               09/021,247
----------------------------------------------------------------------------------------------------------------------------------
       N0260/7025          CHOLINE COPOSITIONS AND USES THEREOF         Victor Shashoua               08/979,313
----------------------------------------------------------------------------------------------------------------------------------
           WO                               --                                --                      W099/26620
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
          WGS          FILING DATE             ISSUE DATE
        REF. NO.
-----------------------------------------------------------------
       N0260/7020       05/22/96                08/18/98
-----------------------------------------------------------------
           WO           05/22/97
-----------------------------------------------------------------
       AUSTRALIA     Foreign Filed
                        11/06/98
-----------------------------------------------------------------
          [*]              [*]
-----------------------------------------------------------------
           EP        Foreign Filed
                        11/26/98

-----------------------------------------------------------------
          [*]              [*]
-----------------------------------------------------------------
       N0260/7021       05/22/96

-----------------------------------------------------------------
       N0260/7022       06/03/97



-----------------------------------------------------------------
       N0260/7023       02/10/98
-----------------------------------------------------------------
       N0260/7025       11/26/97
-----------------------------------------------------------------
           WO           11/12/98
-----------------------------------------------------------------



                                    PAGE D-4

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separately with the Commission.

-------------------------------------------------------------------------------------------------------------------------
CONFIDENTIAL                        EXHIBIT D
                                 PROTARGA, INC.
                STATUS OF PATENT PORTFOLIO AS OF OCTOBER 6, 1999
                     WOLF, GREENFIELD & SACKS, P.C. ("WGS")

-------------------------------------------------------------------------------------------------------------------------
          WGS                    APPLICATION/PATENT TITLE                 INVENTOR(S)            SERIAL/ PATENT NUMBER
        REF. NO.
-------------------------------------------------------------------------------------------------------------------------
       N0260/7026        CLOZAPINE COMPOSITIONS AND USES THEREOF      Matthews 0. Bradley              08/978,541
                                                                       Victor E. Shashoua
                                                                      Charles S. Swindell
                                                                         Nigel L. Webb
-------------------------------------------------------------------------------------------------------------------------
           WO                              --                                 --                       W099/26661
-------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                [*]                         [*]
-------------------------------------------------------------------------------------------------------------------------
           WO                              --                                 --                       W099/26958
-------------------------------------------------------------------------------------------------------------------------
       N0260/7028         FATTY ACID- ANTIPSYCHOTIC COMPOSITIONS   Matthews 0. Bradley Victor          5,955,459
                                     AND USES THEREOF                E. Shashoua Charles S.
                                                                     Swindell Nigel L. Webb
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
          WGS                   FILING DATE                   ISSUE
        REF. NO.                                               DATE
------------------------------------------------------------------------------
       N0260/7026      11/26/97



------------------------------------------------------------------------------
           WO          11/12/98
------------------------------------------------------------------------------
          [*]                       [*]
------------------------------------------------------------------------------
           WO          11/12/98
------------------------------------------------------------------------------
       N0260/7028      11/26/97                                       9/21/97


------------------------------------------------------------------------------



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


------------------------------------------------------------------------------------------------------------------------------
CONFIDENTIAL                        EXHIBIT D
                                 PROTARGA, INC.
                STATUS OF PATENT PORTFOLIO AS OF OCTOBER 6, 1999
                     WOLF, GREENFIELD & SACKS, P.C. ("WGS")

------------------------------------------------------------------------------------------------------------------------------
          WGS                    APPLICATION/PATENT TITLE                    INVENTOR(S)             SERIAL/PATENT NUMBER
        REF. NO.
------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                  [*]                          [*]
------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                  [*]                          [*]
------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                  [*]                          [*]
------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                  [*]                          [*]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
          WGS             FILING DATE                   ISSUE
        REF. NO.                                         DATE
------------------------------------------------------------------------
          [*]                 [*]
------------------------------------------------------------------------
          [*]                 [*]
------------------------------------------------------------------------
          [*]                 [*]
------------------------------------------------------------------------
          [*]                 [*]
------------------------------------------------------------------------



                                    PAGE D-6

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

------------------------------------------------------------------------------------------------------------------------------
CONFIDENTIAL                        EXHIBIT D
                                 PROTARGA, INC.
                STATUS OF PATENT PORTFOLIO AS OF OCTOBER 6, 1999
                     WOLF, GREENFIELD & SACKS, P.C. ("WGS")

------------------------------------------------------------------------------------------------------------------------------
          WGS                    APPLICATION/PATENT TITLE                 INVENTOR(S)             SERIAL/PATENT NUMBER
        REF. NO.
------------------------------------------------------------------------------------------------------------------------------
          [*]                              [*]                                [*]                        [*]
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
          WGS            FILING DATE                   ISSUE
        REF. NO.                                        DATE
-----------------------------------------------------------------------
          [*]
-----------------------------------------------------------------------



                                    PAGE D-7

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